UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2018

FOCUS FINANCIAL PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38604	47-4780811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 Third Avenue, 27th Floor

New York, NY 10022

(Address of principal executive offices)

(Zip Code)

(646) 519-2456

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01                   Regulation FD Disclosure.

On September 27, 2018, Focus Financial Partners Inc. (the “Company”) issued a press release announcing that Loring Ward Holdings Inc. has agreed to merge with The Buckingham Family of Financial Services (the “Merger”). The Company also posted a slide presentation entitled “Loring Ward to Merge with The Buckingham Family of Financial Services” and a related video presentation to the “News & Events” section of the “Investor Relations” section of its website (www.focusfinancialpartners.com). A copy of the press release and slide presentation are furnished with this Current Report on Form 8-K (this “Current Report”) as Exhibits 99.1 and 99.2, respectively.

The information in this Current Report being furnished pursuant to Items 7.01 and 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report contains certain forward-looking statements that reflect the Company’s current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment and the Company’s ability to consummate the proposed Merger and realize its anticipated benefits, which may cause actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this Current Report are based upon information available to the Company on the date of this Current Report. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company’s financial results may be found in the Company’s filings with the Securities and Exchange Commission.

Item 9.01                   Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	Focus Financial Partners Inc. Press Release, dated September 27, 2018
99.2	Focus Financial Partners Inc. Slide Presentation, dated September 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS FINANCIAL PARTNERS INC.

	By:	/s/ J. Russell McGranahan
J. Russell McGranahan
General Counsel

Dated: September 27, 2018